SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 15, 2004

(Date of earliest event reported)

CONNETICS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3290 West Bayshore Road, Palo Alto, California 94303

(Address of principal executive offices, including zip code)

(650) 843-2800

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

99.1	Press Release dated June 15, 2004.

Item 9. Regulation FD Disclosure.

     On June 15, 2004, Connetics Corporation, a Delaware corporation, issued a press release which announced the Company’s 2004 Analyst and Investor Day. A copy of the press release is furnished as Exhibit 99.1 to this report.

     The information in this current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION
By:	/s/ Katrina J. Church
Katrina J. Church
Executive Vice President, Legal Affairs, General Counsel and Secretary

Date: June 15, 2004

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated June 15, 2004